Exhibit 10.26

SECOND AMENDMENT, dated as of October 12, 2018 (this “Amendment”), to the Credit Agreement (as defined below) among SMART Worldwide Holdings, Inc., a Cayman Islands exempted company (“Holdings”), SMART Modular Technologies (Global), Inc., a Cayman Islands exempted company (the “Parent Borrower”), SMART Modular Technologies, Inc., a California corporation (the “Co- Borrower” and, together with the Parent Borrower, the “Borrowers”), Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), the other Lenders party hereto and KKR Capital Markets LLC, as the sole lead arranger (the “Arranger”).

RECITALS

A.Holdings, the Borrowers, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of August 9, 2017, as amended by the Incremental Facility Amendment dated as of June 8, 2018 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.The Borrowers have requested certain amendments to the Credit Agreement and the Lenders party hereto are willing to agree to those amendments subject to the provisions of this Amendment.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I.

Second Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendment of Credit Agreement. (a) Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)The following definitions are hereby added in the appropriate alphabet-

ical order to Section 1.01:

“Amendment Effective Date” has the meaning assigned thereto in the Second Amendment.

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“Second Amendment” means the Second Amendment to this Agreement, dated as of October 12, 2018, among Holdings, the Borrowers, the Lenders thereto and the Administrative Agent.

(ii)Clause (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrowers shall repay (x) Term Borrowings made on the Effective Date on the last Business Day of each fiscal quarter of the Parent Borrower in a principal amount of such Term Loans equal to (i) the aggregate outstanding principal amount of such Term Loans immediately after closing on the Effective Date multiplied by (ii) 2.50% and (y) Additional Term B Loan Borrowings made on the Incremental Facility Amendment Effective Date on the last Business Day of each fiscal quarter of the Parent Borrower (commencing on November 30, 2018) in a principal amount of such Additional Term B Loans equal to (i) the aggregate outstanding principal amount of such Additional Term B Loans immediately after the Incremental Facility Amendment Effective Date multiplied by (ii) 2.50%; provided that if any such date is not a Business Day, such payments shall be due on the next succeeding Business Day; provided further that the Borrowers shall not be obligated to repay the Term Borrowings made on the Effective Date and the Additional Term B Loan Borrowings made on the Incremental Facility Amendment Effective Date under this Section 2.10(a) on November 30, 2018, March 1, 2019, May 31, 2019 and August 30, 2019.”

(iii)Clause (d) of Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)“Following the end of each Excess Cash Flow Period, commencing with the Excess Cash Flow Period ending February 23, 2018, the Borrowers shall prepay Term Borrowings in an aggregate amount equal to the ECF Percentage of Excess Cash Flow for such Excess Cash Flow Period; provided that the Borrowers shall not be obligated to prepay Term Borrowings under this Section 2.11(d) with respect to any Excess Cash Flow Period ending March 1, 2019 and/or August 30, 2019; provided further that such amount shall be reduced by the aggregate amount of prepayments with Internally Generated Funds of (i) Term Loans (and, to the extent the Revolving Commitments are reduced in a corresponding amount pursuant to Section 2.08, Revolving Loans) made pursuant to Section 2.11(a)(i) during such Excess Cash Flow Period or after such Excess Cash Flow Period and prior to the time such prepayment is due as provided below (provided that such reduction as a result of prepayments pursuant to clause (ii) thereof shall (x) be limited to the actual amount of such cash prepayment and (y) only be applicable if the applicable prepayment offer was made to all Lenders) and (ii) other Consolidated First Lien Debt (provided that in the case of the prepayment of any revolving commitments, there is a corresponding reduction in commitments). Each prepayment pursuant to this paragraph shall be made on or before the date that is five days after the date on

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which financial statements are required to be delivered pursuant to Section 5.01 with respect to the Excess Cash Flow Period for which Excess Cash Flow is being calculated.”

SECTION 1.03. Amendment Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied or waived:

(a)The Administrative Agent (or its counsel) shall have received from (i) the
Borrowers, (ii) Holdings, (iii) each Term Lender, (iv) the Administrative Agent and (v) the Required Lenders, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b)The Borrowers shall have paid all reasonable legal fees and expenses in-
voiced by Kirkland & Ellis LLP (in its capacity as legal counsel to the Arranger) at least one Business Day prior to the Amendment Effective Date.

(c)The Administrative Agent shall notify the Borrowers, the other Lenders party hereto of the Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE II.
Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to the Lenders party hereto and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)The representations and warranties of each Loan Party set forth in the Loan
Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

(d)

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Immediately after the consummation of the transactions contemplated un-
der this Amendment to occur on the Amendment Effective Date, the representation set forth in Section 3.14 of the Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date with each reference therein to the “Effective Date” and the “Transactions” being deemed to instead refer to the “Amendment Effective Date” and transactions contemplated under this Amendment, respectively.

(e)Each of Holdings and the Borrowers hereby acknowledges and affirms that:

(i)all of the obligations, liabilities and indebtedness of each Loan Party under each Loan Document are, and shall continue to be, in full force and effect after giving effect to this Amendment, for the avoidance of doubt, subject to the limitations provided for under the Credit Agreement and/or any other Loan Document; and

(ii)all of the Liens and security interests created and arising under each
Loan Document are, and shall, subject to the limitations provided for under the Credit Agreement and/or any other Loan Document, continue to be, in full force and effect, and, assuming the proper filing of UCC financing statements (or equivalent filings outside the United States) required pursuant to the Credit Agreement and any Mortgages with respect to Mortgaged Property (including any amendments thereto), the perfected status of each such Lien and security interest continues, subject to any limitations set out in any applicable Loan Document in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents, including, without limitation, the obligations under this Amendment.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b)On and after the Amendment Effective Date, each reference in the Credit

Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in

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any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and the Arranger for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Kirkland & Ellis LLP, counsel for the Arranger.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page to SMART Second Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

SMART WORLDWIDE HOLDINGS, INC., as Holdings

BY

NAME:

TITLE:

SMART MODULAR TECHNOLOGIES (GLOBAL), INC., as the Parent Borrower

BY

NAME:

TITLE:

SMART MODULAR TECHNOLOGIES, INC., as the Co-Borrower

BY

NAME:

TITLE:

By:

Name:

Title:

[Signature Page to SMART Second Amendment]

BARCLAYS BANK PLC, as Administrative Agent

[Signature Page to SMART Second Amendment]

CORPORATE CAPITAL TRUST, INC., as an Additional Term B Lender

By:

Name: Title:

CORPORATE CAPITAL TRUST II, as a Lender and as an Additional Term B Lender

By:
Name: Title:

KLP III CALIFORNIA UNLEVERED LTD., as an Additional Term B Lender

Byi

Name:

Title:

TACTICAL VALUE SPN - CALIFORNIA UNLEVERED LP, as an Additional Term B Lender

By:

Name: Title:

[Signature Page to SMART Second Amendment]

KKR-VIOLET CALIFORNIA L.P., as an Additional Term B Lender

By:

Name:

Title:

LINCOLN INVESTMENT SOLUTIONS, INC., as a Lender

By:
Name: Title:

KKR-VRS CREDIT PARTNERS L.P., as a Lender

By:

Name: Title:

CDPQ AMERICAN FIXED INCOME, III L.P., as a Lender

By: _______________________________

  Name:

TACTICAL VALUE SPN - GLOBAL DIRECT LENDING L.P., as a Lender

By:

Name: Title:

JERSEY CITY FUNDING LLC, as a Lender

By:

Name:

Title:

KKRLP II GERMAN FUNDING, LLC, as a Lender

By:

Name: Title:

KLP III FUNDING I LTD., as a Lender

By:

Name: Title:

MAIN STREET CAPITAL CORPORATION, as a Lender

By:

Name:

Title:

HMS FUNDING I, LLC, as a Lender

By:

Name:

Title:

OZLM FUNDING II, LTD.

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM FUNDING III, LTD.

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM FUNDING, LTD.

By: OZ CLO Management LLC, its portfolio manager

By:

Name:

Title:

OZLM IX, LTD.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM VI, LTD.

By: Och-Ziff Loan Management LP, its asset manager By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM VII, LTD.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM VIII, LTD.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM XI, LTD.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM XII, LTD.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM XIII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM XV, LTD.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM XVI, Ltd.

By: OZ CLO Management LLC, its successor portfolio manager

By:

Name:

Title:

OZLM XVII, Ltd.

By: OZ CLO Management LLC, its collateral manager

By:

Name:

Title:

OZLM XVIII, LTD

By: Och Ziff Loan Management LP, its portfolio

By:

Name:

Title:

OZLM XIV, LTD.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

By:

Name:

Title:

OZLM XXII, Ltd.

By: OZ CLO Management LLC, its collateral manager

By:

Name:

Title: